SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED) (Tables)	12 Months Ended
Dec. 31, 2020
SELECTED QUARTERLY FINANCIAL DATA (UNAUDITED)
Selected quarterly financial data
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter

Net Sales	177,925	559,851	607,687	809,314
Cost of Goods Sold	57,320	214,227	260,990	417,245
Gross Profit	120,605	345,624	346,697	392,069
Expense
Depreciation Expense	6,602	6,602	6,602	6,602
G&A Expense	37,002	57,614	61,204	71,603
Payroll Expenses	189,491	101,506	215,675	261,207
Rent Expense	43,161	43,190	43,161	43,132
Total Expense	276,256	208,912	326,642	382,544
Income (Loss) from Operations	(155,651)	136,712	20,055	9,525
Net Income	(155,651)	136,712	20,055	9,525